SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2005

COLONIAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	1-12358 (Commission File Number)	59-7007599 (IRS Employer Identification Number)

2101 Sixth Avenue North Suite 750 Birmingham, Alabama (Address of principal executive offices)		35202 (Zip Code)

(205) 250-8700
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Colonial Properties Trust (the “Company”) is filing as Exhibit 99.1 (incorporated by reference herein) a description of certain material federal income tax considerations and certain Alabama state tax considerations relating to the taxation of the Company as a real estate investment trust for federal and Alabama state income tax purposes and the purchase, ownership and disposition of the Company’s equity securities. The description contained in Exhibit 99.1 to this Current Report on Form 8-K replaces and supersedes prior descriptions of the federal income tax treatment and Alabama state tax treatment of the Company and its shareholders to the extent that they are inconsistent with the description contained in this Current Report on Form 8-K.

Certain statements in the description of material federal income tax considerations and Alabama state tax considerations may constitute “forward-looking statements” within the meaning of the federal securities laws. Such forward-looking statements are based on the Company’s current assumptions and expectations, and involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, dividends, achievements or transactions of the company or industry results to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Factors which may cause the Company’s actual results to vary materially from those expressed or implied in the forward-looking statements include, among others, the following:

• national and local economic, business and real estate conditions including, but not limited to, the affect of demand for multifamily units, office and retail rental space, the extent, strength and duration of any economic recovery, such as the effects on demand for units and rental space and the creation of new multifamily, office and retail developments, availability and creditworthiness of tenants, the level of lease rents, and the availability of financing for both tenants and the Company;

• adverse changes in real estate markets, including, but not limited to, the extent of tenant bankruptcies, financial difficulties and defaults, the extent of future demand for multifamily units and office and retail space in the Company’s core markets and barriers of entry into new markets which the Company may seek to enter in the future, the extent of decreases in rental rates, competition, the Company’s ability to identify and consummate attractive acquisitions on favorable terms, the Company’s ability to consummate any planned dispositions in a timely manner on acceptable terms;

• actions, strategies and performance of affiliates that the Company may not control or companies in which the Company has made investments;

• changes in operating costs, including real estate taxes, utilities, and insurance;

• legislative or other regulatory decisions, including government approvals, actions and initiatives, including the need for compliance with environmental and safety requirements, and changes in laws and regulations or the interpretation thereof;

• effects of tax legislative action;

• the Company’s ability to continue to satisfy complex rules in order to maintain its status as a Real Estate Investment Trust (“REIT”) for federal income tax purposes, the ability of the Company’s operating partnership to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of certain Company subsidiaries to maintain their status as taxable REIT subsidiaries for federal income tax purposes, and ability of the Company and its subsidiaries to operate effectively within the limitations imposed by these rules;

• effect of any rating agency downgrades on the cost and availability of new debt financings;

• level and volatility of interest rates or capital market conditions;

• effect of any terrorist activity or other heightened geopolitical crisis; and

• other factors affecting the real estate industry generally.

Except as otherwise required by the federal securities laws, the Company assumes no liability to update the information in this current report on Form 8-K. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which discuss these and other factors that could adversely affect the Company’s results.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Attached as exhibits to this form are the documents listed below:

Exhibit	Document
99.1	Material United States Federal Income Tax Considerations

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: July 14, 2005	By:	/s/ John E. Tomlinson
John E. Tomlinson
Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Document
99.1	Material United States Federal Income Tax Considerations